Supplement, dated November 7, 2008

to the Prospectuses, dated May 1, 2008, for

Seligman Income and Growth Fund, Inc.

(the “Fund”)

Today, November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, there is a change to the Fund’s primary benchmark.

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the S&P 500 Index is replaced with the Russell 1000 Value Index. In addition, the Lehman Brothers U.S. Government/Credit Index is replaced with the Lehman Brothers Aggregate Bond Index and the Blended Index comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Brothers U.S. Government/Credit Index is replaced with a new Blended Index comprised of 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Aggregate Bond Index. Information on each of the old and new indexes will be included for a one year transition period. Thereafter, however, only the Russell 1000 Value Index, Lehman Brothers Aggregate Bond Index and the new Blended Index will be included.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

Also, effective November 7, 2008, in connection with the Acquisition, the Fund’s portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

The information under the caption “Principal Investment Strategies” is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund allocates its assets between equity securities and fixed-income securities. Securities are carefully selected in light of the Fund’s investment objective and are diversified among many different types of securities and market sectors. As of March 31, 2008, approximately 71% of the Fund’s portfolio was invested in equity securities and approximately 29% was invested in fixed-income securities. However, the proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

Equity Securities

Equity securities in which the Fund may invest include: common stocks, including real estate investment trusts (“REITs”); securities convertible into common stocks; preferred stocks; and American Depositary Receipts (“ADRs”). The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers.

Equity securities are chosen using an investment philosophy rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital.

In pursuit of the Fund’s objectives, the investment manager (RiverSource Investments, LLC) chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the investment manager’s price objective.

•	The company has met the investment manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

Fixed Income Securities

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, or are securities deemed by the investment manager to be of comparable quality (collectively, “Investment Grade Securities”). They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds which carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch Ratings or S&P) or are securities deemed to be below investment grade by the investment manager (“High-Yield Securities”). Although High-Yield Securities have the potential to offer higher yields than Investment Grade Securities with higher ratings and similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than Investment Grade Securities. The Fund may invest in all types of High-Yield Securities including:

•	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate loans);

•	Mortgage and other asset-backed securities;

•	Capital appreciation bonds, including zero coupon and pay-in-kind securities;

•	Convertible securities, preferred stock, structured securities and loan participations;

•	Municipal securities;

•	Obligations of foreign governments;

•	Securities that are rated in default by a nationally recognized statistical rating organization;

•	Repurchase agreements relating to the above instruments;

•	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

•	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

The Fund does not have any portfolio maturation limitation, and may invest its assets in High-Yield Securities of short, medium or long maturities.

Investment Grade Securities. In pursuit of the Fund’s objective, the investment manager chooses Investment Grade Securities by:

•	Evaluating the Investment Grade Securities portion of the portfolio’s total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Lehman Index).

•	Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

•

Targeting an average portfolio duration within one year of the duration of the Lehman Index which, as of Sept. 30, 2008 was 4.47 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell Investment Grade Securities, the investment manager considers, among other factors:

•	Identification of more attractive investments based on relative value.

•	The portfolio’s total Investment Grade Securities exposure to sectors, industries and securities relative to the Lehman Index.

•	Whether a security’s rating has changed or is vulnerable to a change.

•	Whether a sector or industry is experiencing change.

•	Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund’s objective, the investment manager chooses High-Yield Securities by:

•	Reviewing interest rate and economic forecasts.

•

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

•	Identifying companies that:

•

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

•	have growth potential, or

•	have the potential to increase in value as their credit ratings improve.

•	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

•	The interest rate or economic outlook changes.

•	A sector or industry is experiencing change.

•	A security’s rating is changed.

•	The security is overvalued relative to alternative investments.

•	The company no longer meets the investment manager’s performance expectations.

•	The investment manager wishes to lock in profits.

•	The investment manager identifies a more attractive opportunity.

•	The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) including funding agreements issued by domestic insurance companies and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker- dealer affiliate).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

The information under the caption “Principal Risks” is hereby revised to include the following:

The information under the caption “Management” (including the sub-caption “Portfolio Management” and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The Fund will pay RiverSource under the same fee structure that it paid Seligman, which is as follows. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.60% of the Fund’s average daily net assets on the first $1 billion of net assets, 0.55% of the Fund’s average daily net assets on the next $1 billion of net assets and 0.50% of the Fund’s average daily net assets in excess of $2 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman (the Fund’s manager prior to November 7, 2008) was equal to an annual rate of 0.60% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and will be made available in the Fund’s upcoming annual shareholder report.

Portfolio Manager(s). The Fund is allocated among equity and fixed income asset classes as determined by the Fund’s portfolio managers. Effective November 7, 2008, the portfolio managers responsible for the Fund’s day-to-day management are described below.

The portfolio managers responsible for the day-to-day management of the equity portion of the Fund are:

Warren Spitz, Senior Portfolio Manager

•	Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

•	Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

•	Began investment career in 1984.

•	MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

•	Joined RiverSource Investments in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Joined RiverSource Investments in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

•	Leader of the liquid assets sector team.

•	Joined RiverSource Investments in 2003.

•	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

•	Began investment career in 1988.

•	MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

•	Leader of the investment grade corporate bond sector team.

•	Joined RiverSource Investments in 2002.

•	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

•	Began investment career in 1986.

•	MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

•	Member of the high yield sector team.

•	Joined RiverSource Investments in 1990.

•	Began investment career in 1986.

•	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund’s portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors. Messrs. Jackson and Murphy lead the liquid assets and investment grade corporate bond sector teams, respectively. The high yield sector team is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

The following information is added to the section under the caption “Shareholder Information” under the sub-caption “How to Exchange Shares Among the Seligman Mutual Funds”:

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

Supplement, dated November 7, 2008 to the

Statement of Additional Information, dated May 1, 2008,

of

Seligman Income and Growth Fund, Inc.

(the “Fund”)

Today, November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated. With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in a Supplement to the Fund’s prospectuses dated November 7, 2008.

Effective November 7, 2008, the following changes are hereby made to the Fund’s Statement of Additional Information (“SAI”). Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund’s SAI.

The following information is added under the caption “Fund History”:

As of November 7, 2008, the Fund is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, LLC (“RiverSource Investments”) including the Fund and the other Seligman Mutual Funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments (“Threadneedle”), to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board) and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth in the Fund’s prospectus, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The paragraph under the caption “Description of the Fund and Its Investments and Risks – Investment Strategies and Risks – Options and Other Derivatives” is hereby superseded and replaced with the following:

Options and Other Derivatives. The investment manager may invest in derivatives instruments for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or portfolio characteristics. The Fund is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). The Fund may also use treasury futures, securities index futures, interest rate futures, currency futures and options thereon and swap agreements. To the extent the Fund engages in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Fund may lose money as a result of such use.

The information under the captions “Description of the Fund and Its Investments and Risks – Investment Strategies and Risks – Interest Rate Futures,” “ – Currency Futures,” and “ – Options on Interest Rate Futures and Currency Futures” is hereby superseded and replaced with the following information:

Futures Contracts. The Fund may utilize interest rate futures, currency futures, treasury futures and index futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. An interest rate futures contract is an agreement to buy or sell a debt security at a specific date in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the

Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Interest rate futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Fund may invest in futures contracts traded on US and non-US exchanges.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency or security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

The Fund may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Options on Futures. The Fund may utilize options on interest rate futures, currency futures, treasury futures and index futures (collectively, “options on futures”). Options on futures are effectively options on the asset or index that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Fund may have difficulty in closing out positions in options on futures. Although the Fund intends to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The first sentence under the caption “Description of the Fund and its Investments and Risks - Investment Strategies and Risks – Equity-Linked Securities” is hereby replaced with the following:

The Fund may invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy.

The information under the caption “Management of the Fund – Management Information” is hereby superseded and replaced with the following information:

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at a Special Meeting held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59

Seligman Funds and 104 RiverSource Funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	None	Board Governance, Compliance, Investment Review, Joint Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 53	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Joint Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley College; Former Dean, McCallum Graduate School of Business, Bentley College	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Joint Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance	Distribution, Investment Review, Joint Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (federal savings bank)	None	Distribution, Investment Review, Joint Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Compliance, Contracts, Distribution, Executive, Investment Review

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.	Lead Outside Director, Digital Ally, Inc. (digital imaging); and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas).	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Board member and Vice President since 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company and; Chairman of the Board, Chief Executive Officer and President, RiverSource Distributors, Inc. since 2006; Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005	None	Investment Review

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

Name, address, age	Position held with the Fund and length of service	Principal occupation during past five years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Fund Officers

Name, address, age	Position held with the Fund and length of service	Principal occupation during past five years
Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 51	Treasurer since 2000	Treasurer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to Nov. 2008), of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated of each of the investment companies of the Seligman group of funds 1992 to 2008.

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 56	Chief Compliance Officer since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008.	Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to Nov. 2008), for each of the investment companies of the Seligman group of funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman group of funds since November 2008. Managing Director, J. & W. Seligman & Co. Incorporated and Vice-President for each of the investment companies of the Seligman group of funds 2004 to 2008.

As of November 7, 2008, the Board has organized the following committees (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Fund and their shareholders on external matters.

Compliance Committee. This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

The information under the caption “Management of the Fund – Beneficial Ownership” is hereby superseded and replaced with the following information:

The Directors beneficially owned shares in the Fund and the RiverSource complex of funds (which includes the Seligman Funds) as follows (information as of June 30, 2008 unless otherwise indicated):

Name	Dollar Range of Shares Owned By Director in the Fund	Aggregate Dollar Range of Shares Owned by Director in the RiverSource Complex of Funds*
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G, Carlton	None	$1-$10,000
Patricia M. Flynn	None	Over $100,000**
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000**
John F. Maher	$1-$10,000	Over $100,000
Catherine James Paglia	None	Over $100,000**
Leroy C. Richie	$1-$10,000	Over $100,000
Alison Taunton-Rigby	None	Over $100,000
AFFILIATED BOARD MEMBERS
William F. Truscott	None	Over $100,000

*	Each new Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Each New Board Member acquired their shares in the Seligman Funds after June 30, 2008. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.
**	Total includes deferred compensation invested in share equivalents.

The following information is added to the table under the caption “Management of the Fund – Compensation”:

None of the New Board Members received any compensation from the Fund prior to their election to the Board.

The information beneath the compensation table under the caption “Management of the Fund – Compensation” is hereby superseded and replaced with the following information:

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s Chief Compliance Officer, Counsel to the independent Board members, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board’s Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

The information under the caption “Management of the Fund – Code of Ethics” is hereby superseded and replaced with the following information:

The funds in the RiverSource complex of funds (which includes the Seligman Funds), RiverSource Investments, the investment manager for the Seligman Funds, and Seligman Advisors, the distributor for the Seligman Funds, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

All references to “Seligman” under the caption “Management of the Fund – Proxy Voting Policies” are hereby replaced with “RiverSource Investments.” In addition, the following information is added as the first full paragraph under that caption:

The following are interim proxy voting policies, procedures and guidelines that apply only to the Fund and the other Seligman Funds. The Seligman Funds will adopt the same proxy voting policies, procedures and guidelines as the other funds managed by RiverSource Investments in 2009.

The seventh and eight paragraphs under the caption “Management of the Fund – Proxy Voting Policies” are hereby superseded and replaced with the following:

Deviations from Guidelines and Special Situations. RiverSource Investments recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, RiverSource Investments may request permission from the Board to deviate from the Guidelines. The Board must approve any deviation from the Guidelines, and similarly, must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis.

In making requests to the Board regarding deviations from the Guidelines or proposals requiring a case-by-case analysis, RiverSource Investments may rely on views of the management of a portfolio company, the views of its own investment professionals and information obtained from an independent research firm.

The second item under the caption “Management of the Fund – Proxy Voting Policies – Guidelines Summary” is hereby superseded and replaced with the following.

2.	RiverSource Investments generally opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, issuance of blank check preferred and establishment of classes with disparate voting rights. However, RiverSource Investments will vote in support of proposals to adopt poison pills.

The first three paragraphs under the caption “Investment Advisory and Other Services – Investment Manager” are hereby superseded and replaced with the following:

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets. The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

The information contained under the caption “Portfolio Managers” is superseded and replaced with the following:

For the purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectuses with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for the portfolio managers, as applicable, only those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Warren Spitz(1)	12 Registered Investment Companies with approximately $14.6 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $27.6 million in net assets under management.	8 Other Accounts* with approximately $441 million in net assets under management.
Steve Schroll(1)
Laton Spahr(1)
Paul Stocking(1)

Tom Murphy(2)	8 Registered Investment Companies with approximately $10 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $871 million in net assets under management.	14 Other Accounts with approximately $10.2 billion in net assets under management.

Jamie Jackson(2)	18 Registered Investment Companies with approximately $23.2 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $2.77 billion in net assets under management.	26 Other Accounts* with approximately $6.8 billion in net assets under management.

Scott Schroepfer(2)	5 Registered Investment Companies with approximately $2.1 billion in net assets under management.	None	None

*	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Warren Spitz(1)	6 Registered Investment Companies with approximately $12.8 billion in total assets under management.	None	None
Steve Schroll(1)
Laton Spahr(1)
Paul Stocking(1)

Tom Murphy(2)	3 Registered Investment Companies with approximately $1.26 billion in net assets under management.	None	None

Jamie Jackson(2)	3 Registered Investment Companies with approximately $1.26 billion in net assets under management.	None	None

Scott Schroepfer(2)	None	None	None

(1)	Equity portfolio manager.
(2)	Fixed income portfolio manager.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for the equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Once performance fees become payable, funding for the bonus pool for certain registered investment company and institutional accounts managed by the equity team of portfolio managers will be determined by a percentage of the performance fees earned on these accounts. Funding for the bonus pool for the fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the team and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of September 30, 2008, none of Messrs. Spitz, Schrool, Spahr, Stocking, Murphy, Jackson or Schoepfer owned shares of the Fund.

The information under the caption “Investment Advisory and Other Services – Service Agreements” is hereby deleted and replaced with the following information:

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008 Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with such office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and employees of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund will inform shareholders prior to the effectiveness of such increase.

The following information is hereby added to the end of the section entitled “Investment Advisory and Other Services – Other Service Providers”:

The funds in the Seligman Group of Funds will enter into an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

The following information is added after the section entitled “Financial Statements”:

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant’s motion to dismiss the complaint, the Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on Aug. 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.